--------------------------------------------------------------------------------
                                              Securities Act File No. __________

     As filed with the Securities and Exchange Commission on March 4, 2004

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                      AEGON/Transamerica Series Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                      AEGON/Transamerica Series Fund, Inc.
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 3, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-507).


--------------------------------------------------------------------------------

                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  800/851-9777

                                                                   April __ 2004

Dear Policyowner:

AEGON/Transamerica Series Fund, Inc. ("ATSF") consists of several investment portfolios ("funds"). Shares of the funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Financial Life Insurance Company, Inc., formerly, AUSA Life Insurance Company ("TFLIC"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples") and Transamerica Life Insurance and Annuity Company ("Transamerica Life & Annuity") (collectively, the "Insurance Companies") are the only shareholders of the investment funds offered by ATSF. ATSF has agreed to solicit voting instructions from Policyowners invested in PBHG Mid Cap Growth (the "Acquired Fund") in conjunction with a reorganization of that fund into Transamerica Growth Opportunities (the "Acquiring Fund").

WRL, TFLIC, TOLIC, Transamerica and Peoples are the only Insurance Companies that offer Acquired Fund in their respective products. You have received this Proxy/Prospectus Statement because you have a variable life insurance policy or a variable annuity contract (either of which is referred to as a "Policy") of one of these Insurance Companies and you are invested in Acquired Fund.

As such owner, you have the right to give voting instructions on certain shares of Acquired Fund that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the special meeting of shareholders of Acquired Fund ("Special Meeting"), to be held at 10:30 a.m., local time, on April 27, 2004, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Accordingly, you are being asked to provide voting instructions regarding the proposal to shareholders to approve or disapprove the Reorganization. The Prospectus/Proxy Statement should be read carefully and retained for future reference as it sets forth information about Acquiring Fund and Acquired Fund that you should know before providing instructions.

The Board of Directors of ATSF (the "Board") has approved a reorganization of Acquired Fund into Acquiring Fund, also a series of ATSF (the "Reorganization"). AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to both funds. Pilgrim Baxter & Associates, Ltd. serves as sub-adviser to Acquired Fund, and Transamerica Investment Management, LLC serves as sub-adviser to Acquiring Fund. Acquired Fund has investment objectives and policies that are similar in many respects to those of Acquiring Fund. As a result of economies of scale, the Reorganization is expected to result in operating expenses that are lower for Policyowners.

The Board of Directors recommends that Acquired Fund's shareholders vote "FOR" the proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        Brian C. Scott
                                        President and Chief Executive Officer

                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                               PBHG MID CAP GROWTH

                          TO BE HELD ON APRIL 27, 2004


A special meeting of shareholders of PBHG Mid Cap Growth is scheduled for April 27, 2004 at 10:30 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

The purposes of the Special Meeting are as follows:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of PBHG Mid Cap Growth (the "Acquired Fund") by Transamerica Growth Opportunities (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting.

Policyowners of record at the close of business on February 20, 2004 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Policyowners who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed voting instruction form and return it promptly in the envelope provided for that purpose. The voting instruction form also explains how you may give your instructions via telephone, facsimile or the Internet, so you may choose to take advantage of these options. Voting instructions may be revoked at any time by executing and submitting a revised voting instruction form, by giving written notice of revocation to ATSF, or by providing voting instructions in person at the Special Meeting.

                                            By Order of the Board of Directors


                                            John K. Carter
                                            Senior Vice President, Secretary &
                                            General Counsel
April __ 2004

                                TABLE OF CONTENTS



INTRODUCTION.................................................................1
SUMMARY......................................................................3
The Proposed Reorganization..................................................3
Comparison of Investment Objectives, Strategies and Management...............3
Comparison of Principal Risks Involved in Investing in the Funds.............4
INVESTMENT STRATEGIES AND RISKS..............................................5
Principal Investment Strategies..............................................5
Comparison of Portfolio Characteristics......................................5
Relative Performance.........................................................6
Securities and Investment Techniques.........................................6
COMPARISONS OF FEES AND EXPENSES.............................................7
Operating Expenses...........................................................7
Example......................................................................8
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND..................................9
Investment Adviser and Sub-Adviser...........................................9
Investment Personnel.........................................................9
Performance of Acquiring Fund...............................................10
INFORMATION ABOUT THE REORGANIZATION........................................11
The Reorganization Plan.....................................................11
Reasons for the Reorganization..............................................11
Board Considerations........................................................11
Tax Considerations..........................................................12
Expenses of the Reorganization..............................................12
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................12
Form of Organization........................................................12
Dividends and Other Distributions...........................................12
Capitalization..............................................................12
GENERAL INFORMATION.........................................................13
Solicitation of Voting Instructions.........................................13
Voting Rights...............................................................13
Other Matters to Come Before the Meeting....................................14
Policyowner Proposals.......................................................14
Information about the Funds.................................................14
MORE INFORMATION REGARDING ACQUIRING FUND...................................15
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1

                           PROXY STATEMENT/PROSPECTUS

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (800) 851-9777

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of PBHG Mid Cap Growth (the "Acquired Fund"), a series of AEGON/Transamerica Series Fund, Inc. ("ATSF"), to Transamerica Growth Opportunities (the "Acquiring Fund") (each, a "Fund"; together, the "Funds"), also a series of ATSF, solely in exchange for shares of Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to Acquiring Fund in exchange for shares of Acquiring Fund, Acquired Fund will distribute to you your portion of units of Acquiring Fund. You will receive units of Acquiring Fund of Initial or Service Class having an aggregate value equal to the aggregate cash value of the units Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your voting instructions in connection with a special meeting of shareholders, to be held on April 27, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a Policyowner invested in Acquired Fund are being asked to provide instructions to approve the Reorganization that will result in your holding units of Acquiring Fund, this document also serves as a prospectus for Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated April __ 2004 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the ATSF Prospectus and Statement of Additional Information dated May 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (800) 951-9777. The ATSF annual report dated December 31, 2003, relating to the Funds, is incorporated herein by reference, and available without charge by calling (800) 851-9777.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, DC, or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

POLICYOWNERS RIGHT TO INSTRUCT SHAREHOLDERS

Shares of Acquired Fund and Acquiring Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for Policyowners of variable annuity contracts and variable life insurance policies. As such, WRL, Transamerica, TOLIC, Peoples, TFLIC and Transamerica Life & Annuity (collectively, the "Insurance Companies"), are the only shareholders of the investment options of ATSF. WRL, TFLIC, TOLIC, Transamerica and Peoples own all of the shares of Acquired Fund with the amount of shares being owned by each entity being 5% or more. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions the respective shareholders will vote the shares of Acquired Fund at the Special Meeting on April 27, 2004 and any adjournment(s) thereof. Interests in the Policies for which no timely instructions are received will be voted in the same proportion as the instructions that are received from other Policyowners. WRL, TFLIC, TOLIC, Transamerica and Peoples will also vote any shares in separate accounts that they own, and which are not attributable to Policies, in the same proportion as determined by the Policyowners. ATSF will mail a copy of this Proxy Statement/Prospectus to each Policyowner of record as of February 20, 2004. The number of shares in Acquired Fund for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that fund in the Policyowner's respective Policy. Fractional units will be counted.

Based upon this "cash value" attributable to Acquired Fund as of February 20, 2004 ("Record Date"), Policyowners are entitled to an aggregate of votes with respect to Acquired Fund as follows:

UNITS ELIGIBLE TO PROVIDE INSTRUCTIONS: __________________________

As of February 20, 2004, the Officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of Acquired Fund.

Proxy materials will be mailed to Policyowners on or about April 5, 2004.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





Date:  April 3, 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ATSF Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On December 2, 2003, the Board of Directors of ATSF approved the Reorganization Plan with respect to each of the Funds. Subject to approval of Acquired Fund shareholders, the Reorganization Plan provides for:

o the transfer of all of the assets of Acquired Fund to Acquiring Fund, in exchange for shares of Acquiring Fund;

o    the assumption by Acquiring Fund of all of the liabilities of Acquired
     Fund;

o the distribution of units of Acquiring Fund having an aggregate value equal to the Policyowner's aggregate cash value of Acquired Fund; and

o    the complete liquidation of Acquired Fund as a series of ATSF.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each Policyowner invested in Acquired Fund will become a Policyowner invested in Acquiring Fund. Each Policyowner will hold, immediately after the Closing, units of Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of Acquired Fund held by that Policyowner as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two mutual funds within the same family of funds that are similar in many respects, as well as to assist in achieving economies of scale. Policyowners in Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of Acquired Fund. In the event that the Policyowners of Acquired Fund do not provide instructions to approve the Reorganization, Acquired Fund will continue to operate as a separate entity, and the ATSF Board of Directors will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF ATSF UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU PROVIDE INSTRUCTIONS TO "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o As described below, Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of Acquiring Fund.

o The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

o The proposed Reorganization offers potential reductions in total operating expenses for shareholders of each of the Funds.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT - The investment objectives and principal investment strategies of the Funds are similar in many respects. The Funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.


                                             ACQUIRED FUND                                       ACQUIRING FUND
                                             -------------                                       --------------
INVESTMENT OBJECTIVE               Seeks capital appreciation                       Seeks to maximize long-term growth.

INVESTMENT STRATEGIES              o    Acquired Fund pursues its objective         o    Acquiring Fund pursues its
                                        by investing principally in common               objective by investing primarily in
                                        stocks. The Fund invests primarily               equity securities such as common
                                        in companies its sub-adviser                     stocks, preferred stocks, rights,
                                        believes have strong business,                   warrants and securities convertible
                                        momentum, earnings growth and                    into or exchangeable for common
                                        capital appreciation potential.                  stocks of small and medium
                                                                                         capitalization companies.

INVESTMENT ADVISER                      AEGON/Transamerica Fund Advisers, Inc.      AEGON/Transamerica Fund Advisers, Inc.

SUB-ADVISER                             Pilgrim Baxter & Associates, Ltd.           Transamerica Investment Management, LLC

PORTFOLIO MANAGERS                      Michael S. Sutton and Peter J. Niedland     Christopher J. Bonavico and Kenneth F.
                                        serve as co-portfolio managers.             Broad serve as co-portfolio managers.

COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS -- Because the Funds have investment objectives and policies that are similar in many respects, the principal risks of an investment in the Funds also are similar in many respects, although there are certain differences. Similarities include, among others:

o Each Fund primarily invests in equity securities such as common stock. This type of investment involves risks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investments in such fund will go up and down.

o Each Fund invests in convertible securities. Convertible securities may include corporate notes or preferred stock but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

o Each Fund invests in small and medium capitalization companies. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

o Each Fund may invest in warrants and rights. Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Differences include, among others:

o Contrary to Acquiring Fund, Acquired Fund invests in options and futures contracts for hedging and risk management. Options and futures contracts may not be exercised and may expire worthless.

o Contrary to Acquired Fund, Acquiring Fund uses its own fundamental research proprietary measures. Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

o Contrary to Acquired Fund, Acquiring Fund may invest in cash or cash equivalents for temporary defensive purposes. To the extent it is invested in these securities, the Fund many not be able to achieve its investment objective.

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES --

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that either Fund will achieve its stated objective.

ACQUIRED FUND

o Acquired Fund's investment sub-adviser, Pilgrim Baxter & Associates, Ltd., seeks to achieve the Fund's objective by investing principally in common stocks. The Fund primarily invests in companies that its sub-adviser believes have strong business momentum, earnings growth and capital appreciation potential. Acquired Fund normally invests at least 80% of its total assets in growth securities, such as common stocks of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell Mid Cap(R) Growth Index at the time of investment.

o Acquired Fund's manager focuses on growth securities whose market capitalizations or annual revenues range between $500 and $10 billion.

o Acquired Fund's manager considers selling a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

o Acquired Fund's manager uses its own fundamental research and proprietary measures of growth and business momentum in managing this Fund.

o Acquired Fund may, to a lesser extent, invest in options and futures contracts for hedging and risk management, and may also invest in foreign securities, warrants and rights or in other securities and employ other investment strategies in pursuit of the Fund's objective.

ACQUIRING FUND

o Acquiring Fund's investment sub-adviser, Transamerica Investment Management, LLC, seeks to achieve the Fund's objective by investing primarily in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies. Acquiring Fund's sub-adviser generally invests at least 65% of the Fund's assets in a diversified portfolio of equity securities.

o Acquired Fund's manager focuses on companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

o Acquiring Fund's manager has the opinion that smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore may be undervalued, providing strong opportunities for a rise in value.

o Acquiring Fund's manager selects stocks that are issued by U.S. companies that, in its opinion, show strong potential for steady growth and high barriers to competition.

o Acquiring Fund may, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of the Fund's objective. The Fund may also invest in cash or cash equivalents for temporary defensive purposes.

COMPARISON OF PORTFOLIO CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of December 31, 2003:


                                                  ACQUIRING FUND   ACQUIRED FUND
                                                  --------------   -------------
Net Assets (thousands)                              $  243,052      $  144,932
Number of Holdings                                          22              89
Portfolio Turnover Rate                                     23%            202%
As a percentage of net assets:
   Common Stocks                                          89.0%           92.1%
   Short-Term Obligations                                  0.0%            7.4%
   Security Lending Collateral                            10.6%           23.7%
   Other Assets/Liabilities                                0.4%          (23.2)%
                                                         100.0%          100.0%


                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)


              ACQUIRING FUND                                               ACQUIRED FUND
              --------------                                               -------------
SkillSoft PLC - ADR                                  5.99%       Symantec Corporation                                 2.94%
Techne Corporation                                   5.13%       Corporate Executive Board Company (The)              2.30%
GTECH Holdings Corporation                           5.09%       New York Community Bancorp, Inc.                     2.25%
Weight Watchers International, Inc.                  5.05%       PeopleSoft, Inc.                                     2.24%
ServiceMaster Company (The)                          4.89%       QLogic Corporation                                   2.03%
Expeditors International of Washington, Inc.         4.88%       Marvell Technology Group, Ltd.                       2.02%
C.H. Robinson Worldwide, Inc.                        4.84%       Zebra Technologies Corp. - Class A                   1.95%
Packaging Corporation of America                     4.77%       Cognizant Technology Solutions Corp.                 1.94%
EOG Resources, Inc.                                  4.75%       Broadcom Corp. - Class A                             1.94%
Gentex Corporation                                   4.72%       Varian Medical Systems, Inc.                         1.93%

RELATIVE PERFORMANCE -- The following table shows the average annual total return for the initial class of each Fund and its comparative index. Average annual total return is shown for each calendar year since 2002 in the case of Acquiring Fund (which commenced operation May 2, 2001) and since 2000 in the case of Acquired Fund (which commenced operation May 3, 1999). The indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges. The information below does not reflect fees and expenses associated with an investment in the policies or contracts offered by the Insurance Companies. Shares in the Fund are available only through the purchase of such products.


CALENDAR YEAR/                            RUSSELL MIDCAP                       RUSSELL 2500    RUSSELL 2000
PERIOD ENDED         ACQUIRED FUND        GROWTH INDEX     ACQUIRING FUND      GROWTH INDEX        INDEX
------------         -------------        ------------     --------------      ------------    ------------
 12/31/00              (14.39)%             (11.75)%            N/A                N/A              N/A
 12/31/01              (35.92)%             (20.15)%            N/A                N/A              N/A
 12/31/02              (28.39)%             (27.41)%         (14.31)%           (29.09)%         (20.48)%
 12/31/03               28.08%               42.71%           31.21%             46.31%           47.25%

SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk.

STOCKS (BOTH FUNDS). While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

CONVERTIBLE SECURITIES (BOTH FUNDS). Convertible securities may include corporate notes or preferred stock but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PROPRIETARY RESEARCH (ACQUIRED FUND). Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

SMALL AND MEDIUM SIZED COMPANIES (BOTH FUNDS). Each Fund invests in small and medium capitalization companies. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you hold units of the Funds. It is expected that combining the Funds will allow Policyowners of Acquired Fund to realize economies of scale and lower total operating expenses. While the Reorganization will not affect the management fee payable with respect to Acquiring Fund (as a percentage of the Fund's average daily net assets), the Investment Adviser may be deemed to have a material interest in the proposed Reorganization because (1) its affiliate, TIM, as sub-adviser to Acquiring Fund, will be receiving the sub-advisory fee payable for Acquired Fund instead of Pilgrim Baxter & Associates, Ltd., the current sub-adviser to Acquired Fund, and (2) because of the larger asset base of the combined Fund, the Investment Manager may have lower obligations under its current expense limitation arrangements. For further information on the fees and expenses of Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES -- The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended December 31, 2003. Pro forma fees and expenses show estimated fees and expenses of Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2003. Pro forma numbers are estimated in good faith and are hypothetical. The current and pro forma expenses do not reflect the fees that are assessed under the Policy you have purchased. Please refer to your Policy or Contract for those charges.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)


                                       DISTRIBUTION &                     TOTAL ANNUAL
                        MANAGEMENT     SERVICE (12B-1)        OTHER       FUND OPERATING       EXPENSE       NET OPERATING
                          FEES             FEES              EXPENSES       EXPENSES         REDUCTION(1)       EXPENSES
                        ----------     ---------------       --------     --------------     ------------    -------------
ACQUIRING FUND
Initial Class             0.85%            -0-%                0.05%         0.90%               -0-%           0.90%
Service Class             0.85%            0.25%               0.05%         1.15%               -0-%           1.15%
ACQUIRED FUND
Initial Class             0.88%            -0-%                0.12%         1.00%               -0-%           1.00%
Service Class             0.88%            0.25%               0.12%         1.25%               -0-%           1.25%
PRO FORMA -
ACQUIRING FUND
INCLUDING ACQUIRED
FUND
Initial Class             0.82%            -0-%                0.06%         0.88%               -0-%           0.88%
Service Class             0.82%            0.25%               0.06%         1.13%               -0-%           1.13%

1. Through a contractual arrangement with each Fund, the Investment Adviser has agreed to limit the expenses of each Fund through 4/30/04 for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.00% for Acquired Fund and 1.20% for Acquiring Fund. After the Reorganization, Acquiring Fund's expense cap will be reduced to 1.00%.

EXAMPLE -- This example is intended to help you compare the cost of investing in each Fund and in the combined Fund on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results.


                                           1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                         ---------     ---------     ---------     ----------
ACQUIRING FUND
Initial Class                            $      92     $     287     $     498     $   1,108
Service Class                            $     117     $     365     $     633     $   1,398
ACQUIRED FUND
Initial Class                            $     102     $     318     $     552     $   1,225
Service Class                            $     127     $     397     $     686     $   1,511
PRO FORMA - ACQUIRING FUND INCLUDING
ACQUIRED FUND
Initial Class                            $      90     $     281     $     488     $   1,084
Service Class                            $     115     $     359     $     622     $   1,375

GENERAL INFORMATION

Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum distribution fee (12b-1 fee) equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the fund), but the Funds do not intend to pay any distribution fees for Initial Class shares through April 30, 2005. ATSF reserves the right to pay such fees after that date.

Service Class shares have higher expenses (and, therefore, lower performance) resulting from its 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). These fees and expenses would lower investment performance.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER -- The Investment Adviser has overall responsibility for the management of Acquiring Fund. For such services, Acquiring Fund pays an investment advisory fee monthly at the annual rate of 0.85% of the Fund's average daily net assets. In turn, the Investment Adviser has entered into a sub-advisory agreement with TIM to provide investment advisory services to Acquiring Fund. Pursuant to this agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of ATSF's Board of Directors and the Investment Adviser. For such services, the Investment Adviser pays TIM 0.425% of the Fund's average daily net assets, less 50% of any amount it has reimbursed pursuant to Acquiring Fund's expense limitation arrangement. If the Reorganization is approved, the Investment Adviser will receive 0.85% of the first $100 million; 0.80% of assets over $100 million up to $500 million; and 0.75% of assets over $500 million. TIM will receive 0.40% of the first $100 million; and 0.35% of assets over $100 million, less 50% of any amount paid per the terms of any expense limitation arrangement.

INVESTMENT PERSONNEL -- The following individuals have responsibility for the day-to-day management of Acquiring Fund:

o LEAD PORTFOLIO CO-MANAGER: CHRISTOPHER J. BONAVICO, CFA, is Vice President and Portfolio Manager at TIM. Mr. Bonavico is the Co-Manager of the Transamerica Premier Focus Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth disciplines. Prior to joining TIM, Mr. Bonavico worked as a research analyst for Salomon Brothers. He joined TIM in 1993 and has 14 years of investment experience. Mr. Bonavico received a B.S. in economics from the University of Delaware and is a Chartered Financial Analyst.

o LEAD PORTFOLIO CO-MANAGER SINCE 2001: KENNETH F. BROAD, CFA, is Vice President and Portfolio Manager at TIM. Mr. Broad is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining TIM, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined TIM in 2000 and has eight years of investment experience. Mr. Broad holds an M.B.A. from the University of California at Los Angeles and received his B.S. in economics from Colgate University. He is a Chartered Financial Analyst.

PERFORMANCE OF THE ACQUIRING FUND -- The bar chart and table shown below provide an indication of the risks of investing in Acquiring Fund by showing (on a calendar year basis) changes in Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compare to those of broad-based securities market indexes--the Russell 2500 Growth Index (primary benchmark) and the Russell 2000 Index (secondary index). Note that an index has an inherent performance advantage over Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Initial Class shares of Acquiring Fund. If the bar chart included the sales load, returns would be less than those shown. Acquiring Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                                 ACQUIRING FUND

One year total return as of December 31, 2003:

(BAR CHART)    2002         2003
               ______       _____
              (14.32)%      31.21%

During the period shown in the chart, Acquiring Fund's best quarterly performance was 15.45% for the quarter ended June 30, 2003, and the Fund's worst quarterly performance was (16.80)% for the quarter ended September 30, 2002.

The table below shows the average annual total returns of initial class shares of the Acquiring Fund for the periods shown. The table compares how Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.

Average annual total returns (for the period ended
December 31, 2003)*                                          One Year   Since Inception May 2, 2001
--------------------------------------------------           --------   ---------------------------
Acquiring Fund - initial class                               31.21%           9.00%
Russell 2500 Growth Index **                                 46.31%           0.09%
Russell 2000 Index**                                         47.25%           6.75%

*   Returns reflect the reinvestment of dividends and capital gains.

** The Russell 2500 Growth Index and the Russell 2000 Index are widely recognized, unmanaged indexes of market performance.

For a discussion by the Investment Adviser regarding the performance of Acquiring Fund for the period ended December 31, 2003, see Appendix B to this Proxy Statement/Prospectus. Additional information about Acquiring Fund is included in the section, "More Information Regarding Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of Acquired Fund to Acquiring Fund solely in exchange for Initial and Service Class shares of Acquiring Fund. Acquired Fund will distribute the shares of Acquiring Fund received in the exchange to its shareholders, and then Acquired Fund will be liquidated. Units will then be distributed proportionately to Policyowners.

After the Reorganization, each Policyowner of Acquired Fund will own units in Acquiring Fund having an aggregate value equal to the aggregate value of units of Acquired Fund held by that Policyowner as of the close of business on the business day preceding the Closing. Policyowners of Initial and Service Class shares of the Acquired Fund will receive units of the corresponding class of the Acquiring Fund.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of Acquiring Fund in the names of the shareholders of Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interest previously credited to the account of Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of Acquired Fund in connection with their receipt of shares of Acquiring Fund in the Reorganization. Units will then be distributed proportionately to Policyowners.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, strategies and risks that are similar in many respects. Because Acquired Fund may invest in similar types of securities as Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit Policyowners of the Funds by spreading costs across a larger, combined asset base, and which may allow Policyowners of Acquired Fund to continue to participate in a professionally managed portfolio at a lower level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Directors of ATSF for consideration and approval at a meeting held on December 2, 2003. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of ATSF, determined that the interests of the Policyowners of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its Policyowners.

BOARD CONSIDERATIONS -- The Board of Directors of ATSF, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of Acquired Fund and Acquiring Fund, which indicate that current Policyowners of Acquired Fund will benefit from the Reorganization by getting a comparable investment in terms of expense;

2. the Reorganization would allow Policyowners of Acquired Fund to continue to participate in a professionally-managed portfolio. As Policyowners of Acquiring Fund, these Policyowners would continue to be able to exchange into other funds in the large ATSF fund complex that offer the same class of shares in which a shareholder currently invests;

3. the Investment Adviser's undertaking to limit the expenses of Acquiring Fund to 1.00% of its average daily net assets, effective through April 30, 2005, subject to possible recoupment or revision in future years.

4. the Reorganization would not dilute the interests of either Fund's current Policyowners;

5. the relative investment performance and comparable risks of Acquiring Fund as compared to Acquired Fund;

6. the similarity of Acquiring Fund's investment objectives, policies and restrictions to those of Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds; and

7. elimination of duplication of costs and inefficiencies of having two funds that are similar in many respects.

8.  the tax free nature of the Reorganization to each Fund and its Policyowners.

The Board also considered the future potential benefits to ATSF in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF DIRECTORS OF ATSF RECOMMENDS THAT SHAREHOLDERS OF ACQUIRED FUND PROVIDE INSTRUCTIONS TO APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither Acquired Fund nor Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry-forward).

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution if the same class of shares to shareholders, ATSF will terminate Acquired Fund as a series of ATSF.

EXPENSES OF THE REORGANIZATION -- The Investment Adviser will bear the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of Acquiring Fund's registration statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of ATSF, an open-end management company organized as a Maryland corporation on August 21, 1985. ATSF is governed by a Board of Directors which consists of ten individuals, seven of whom are not "interested persons" as defined in the Investment Company Act of 1940 (the "1940 Act"). The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors of investment companies in the 1940 Act and under state law.

DISTRIBUTOR -- AFSG Securities Corporation ("AFSG" or the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund.

CAPITALIZATION -- The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis as of December 31, 2003, giving effect to the Reorganization:

                                                        NET ASSETS                                           SHARES OUTSTANDING
                                                        (THOUSANDS)          NET ASSET VALUE PER SHARE           (THOUSANDS)
                                                        -----------          -------------------------       ------------------
ACQUIRING FUND
Initial Class                                               $  242,433               $    12.57                   19,294
Service Class                                               $      619               $    12.54                       49
ACQUIRED FUND
Initial Class                                               $  144,438               $     8.85                   16,327
Service Class                                               $      494               $     8.83                       56
PRO FORMA - ACQUIRING FUND INCLUDING ACQUIRED
FUND
Initial Class                                               $  386,871               $    12.57                   30,785
Service Class                                               $    1,113               $    12.54                       89

(1) The net assets of Acquired Fund will be converted to shares based on Acquiring Fund's net asset value per share.

GENERAL INFORMATION

SOLICITATION OF VOTING INSTRUCTIONS -- Voting instructions are being solicited at the request of the ATSF Board of Directors. Solicitation of such instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about April __ 2004. In addition to the solicitation of proxies by mail, employees of ATSF and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained ALAMO Direct (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of voting instructions. The estimated costs for the services of the Solicitor are estimated to be approximately $31,126, plus applicable postage.

If a Policyowner wishes to participate in the Special Meeting, but does not wish to provide instructions by telephone, the Policyowner may still submit the voting instruction form originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should Policyowners require additional information regarding the proxy or require replacement of the voting instruction form, they may contact ATSF Customer Service toll-free at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying proxy at any time prior to its use by filing with ATSF a written revocation or duly executed voting instruction form bearing a later date. In addition, any Policyowner who attends the Special Meeting of the Acquired Fund, in person, may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revoke instructions previously given.

VOTING RIGHTS -- Only Policyowners of the Acquired Fund at the close of business on February 20, 2004 (the "Record Date") are entitled to provide instructions (with respect to their units owned as of that Record Date) at the Special Meeting or any adjournment thereof. At the close of business on Record Date, there were __________ shares of the Acquired Fund issued and outstanding and entitled to vote.

Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Acquired Fund entitled to vote thereon.

The Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

Security Ownership. To the knowledge of ATSF, as of February 20, 2004, no Director of ATSF beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Directors of ATSF beneficially owned, as a group, less than 1% of the shares of either Fund.

WRL, TFLIC, TOLIC, Transamerica and Peoples own all of the shares of Acquired Fund with the amount of shares being owned by each entity being 5% or more.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Board of Directors does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the parties named in the accompanying voting instruction form will vote thereon in accordance with their best judgment.

POLICYOWNER PROPOSALS -- ATSF is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by ATSF management. Therefore it is not practicable to specify a date by which Policyowner proposals must be received in order to be incorporated in an upcoming proxy statement for a shareholder meeting or to be submitted to Policyowners of ATSF.

Policyowners wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of Policyowners to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Parties named as proxies for any subsequent policyowner meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- ATSF is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.






                                              John K. Carter, Esq.
                                              Senior Vice President,
                                              Secretary & General Counsel

April __ 2004

                  MORE INFORMATION REGARDING THE ACQUIRING FUND


                             POLICYOWNER INFORMATION

PURCHASE AND REDEMPTION OF SHARES. The Insurance Companies purchase shares of the Funds for variable annuity and variable life insurance separate accounts. Each buys and sells shares of the Funds at the net asset value per share ("NAV") next determined after it submits the order to buy or sell. A Fund's NAV is generally calculated as of the close of treading on every day the New York Stock Exchange is open.

Shares of the Funds may be purchased only indirectly through the purchase of a policy issued by the respective Insurance Company. The prospectus for such policies describes any sales charges applicable to your Policy.

CHOOSING A SHARE CLASS. ATSF offers two classes of shares for the Funds, Initial Class and Service Class. Initial Class shares have an annual 12b-1 fee of 0.15%, which is not currently implemented, and Service Class shares have an annual 12b-1 fee of 0.25%.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the ATSF Board of Directors.

DISTRIBUTION ARRANGEMENT. ATSF has an Underwriting Agreement with the Distributor, AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. The Distributor is an affiliate of the Investment Adviser, ATFA, and TIM.

12B-1 FEES. The Funds have adopted a 12b-1 Plan under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," applicable to both the Initial Class and Service Class shares of the Funds. AFSG receives the sales fees or loads imposed on these shares (up to 0.15% of the average daily net assets on Initial Class shares (which are not currently implemented) and 0.25% of the average daily net assets on Service Class shares).

OTHER EXPENSES: In addition to the management fee and other fees described previously, Acquiring Fund pays other expenses, such as legal, audit, custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ATSF. Most fund expenses are allocated proportionately among all of the outstanding shares in ATSF.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- ATFA serves as the investment adviser for Acquiring Fund. The investment adviser hired TIM, as sub-adviser, to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Adviser is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. TIM and the Distributor are affiliates of ATFA and the Fund.

ATSF received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATSF and its investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND

For a Share Outstanding Throughout Each Period:

Acquiring Fund. The financial highlights table is intended to help you understand Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The information for fiscal year ended December 31, 2001 has been audited by Ernst & Young LLP, whose report, along with the financial statements, are included in the Transamerica Variable Insurance Company, Inc.'s Annual Report, which is available upon request. The information for the fiscal year ended December 31, 2002 and December 31, 2003, has been audited by PricewaterhouseCoopers LLP, whose report, along with the ATSF financial statements, are included in the ATSF Annual Report, which is available upon request without charge.


                                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                        ----------------------------------------------------------------------------------------------------------
                                                     INVESTMENT OPERATIONS                           DISTRIBUTIONS
                        NET ASSET     --------------------------------------------------------------------------------------------
            YEAR OR      VALUE,           NET             NET REALIZED                    FROM NET     FROM NET
            PERIOD      BEGINNING      INVESTMENT        AND UNREALIZED      TOTAL       INVESTMENT    REALIZED          TOTAL
            ENDED (b)   OF PERIOD     INCOME (LOSS)       GAIN (LOSS)      OPERATIONS      INCOME    CAPITAL GAINS   DISTRIBUTIONS
            ---------   ---------     -------------      ------------      ----------    ----------   -----------   -------------
Initial
Class      12/31/2003   $   9.58        $  (0.02)          $   3.01         $   2.99        $ --        $   --         $    --
           12/31/2002      11.18           (0.05)             (1.55)           (1.60)         --            --              --
           12/31/2001      10.00           (0.01)              1.19             1.18          --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Service
Class      12/31/2003       9.87           (0.02)              2.69             2.67                        --              --
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                          RATIOS/SUPPLEMENTAL DATA
                                                                              -----------------------------------------------------
                                                                                                    NET INVESTMENT
                                  NET ASSET                    NET ASSETS,    RATIO OF EXPENSES TO   INCOME (LOSS)
               YEAR OR PERIOD    VALUE, END     TOTAL         END OF PERIOD   AVERAGE NET ASSETS(f)  TO AVERAGE         PORTFOLIO
                                                                             ----------------------
                   ENDED(b)      OF PERIOD     RETURN(c)(g)      (000'S)       NET(d)   TOTAL(e)    NET ASSETS(f)  TURNOVER RATE(g)
               --------------    ----------    ------------   -------------   -------   ----------- -------------  ----------------
Initial Class    12/31/2003       $   12.57      31.21%         $   242,433     0.90%     0.90%       (0.16)%             23%
                 12/31/2002            9.58     (14.31)              95,613     1.12      1.12        (0.49)              14
                 12/31/2001           11.18      11.80                5,581     1.20      5.89        (0.47)               4
------------------------------------------------------------------------------------------------------------------------------------
Service Class    12/31/2003           12.54      27.05                  619     1.15      1.15        (0.22)              23
------------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Highlights

(a) Per share information is calculated based on average number of shares outstanding.

(b)    The inception dates of the Acquiring Fund's share classes are as follows:
       Initial Class - May 2, 2001
       Service Class - May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f)    Annualized.

(g)    Not annualized for periods of less than one year.

                                   APPENDIX A

                       AGREEMENT & PLAN OF REORGANIZATION


THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 2nd day of December 2003 by AEGON/Transamerica Series Fund, Inc. (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of Transamerica Growth Opportunities (the "Acquiring Fund") and PBHG Mid Cap Growth (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Initial Class and Service Class voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Directors of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

     1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Initial Class and Service Class Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Initial Class and Service Class Acquiring Fund Shares to be so credited to Initial Class and Service Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.   VALUATION

     2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Directors.

     2.2 The net asset value of a Initial Class or Service Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

     2.3 The number of Initial Class and Service Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Initial Class and Service Class shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for ATSF.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 30, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

     3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

     3.3 AEGON/Transamerica Fund Services, Inc., as administrative services company and/or the transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Initial Class and Service Class shares owned by each such shareholder immediately prior to the Closing.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

          (a) Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the state of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

          (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

          (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

          (j) Since December 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

          (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

          (a) Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

          (i) Since December 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

          (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

     5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

     5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.4 Acquired Fund covenants that the Initial Class and Service Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

     5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

     5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

     5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Initial Class and Service Class Acquiring Fund Shares received at the Closing.

     5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

     5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm
          (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and
          (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

     5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

     The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

     6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

     The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

     7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED
     FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

     8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.  TERMINATION

     This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.  AMENDMENTS

     This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Initial Class and Service Class Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

     13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

     13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                   AEGON/Transamerica Series Fund, Inc.

                                   By: /s/ Brian C. Scott
                                   Name:  Brian C. Scott

                                   Title: President & Chief Executive Officer

                                   APPENDIX B

Set forth below is an excerpt from the Annual Report of ATSF Transamerica Growth Opportunities, dated December 31, 2003, regarding the Fund's performance.

MARKET ENVIRONMENT

Historically, as the U.S. economy has entered the early stages of economic expansion, small- and mid-cap growth stocks have outperformed the equity market as a whole. The year ended December 31, 2003, was no exception. While evidence of more rapid economic growth mounted and corporate earnings reports improved, the Russell 2500 Growth Index ("Russell 2500") leaped 46.31%, compared to a 28.67% advance for the Standard and Poor's 500 Composite Stock Index. A look beneath the surface of the Russell 2500 shows that the year's leading industries were either economically sensitive (e.g., metals and mining and utilities) or full of high-flying, volatile (i.e., high-Beta) stocks that had been beaten down in prior years. This included wireless telecommunications and any industry related to computers, electronics and the Internet.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Growth Opportunities returned 31.21%. By comparison its primary benchmark, the Russell 2500 and its secondary benchmark, the Russell 2000 Index, returned 46.31% and 47.25%, respectively.

STRATEGY REVIEW

Even though Transamerica Growth Opportunities owned few high-Beta stocks and was underweighted in nine of the year's ten leading industries, it nonetheless generated a positive return for the year. A relative lack of high-flying Internet stocks was at least partially offset by our concentrated approach, which magnified the impact of double- and triple-digit gains in the stocks from a wide variety of other industries. Among the top contributors were SkillSoft PLC ("SkillSoft"), online training, RadioShack Corporation ("RadioShack"), specialty retail, XM Satellite Radio Inc., media, Gentex Corporation, auto parts, and GTECH Holdings Corporation, lottery systems. As always, the portfolio comprised stocks of high-quality companies with strong balance sheets and cash-generating power. These companies have the ability to gain market share, focus on growing end markets, and enhance assets. Also, they possess management teams with the acumen to effectively allocate resources and capital and thereby create wealth for shareholders. A prime example is online training and education company SkillSoft, the portfolio's top performing holding for the year. We hold SkillSoft's management team in high regard. Conservative and intensely focused on executing their business plan, they have done an impressive job of consolidating their position in the education and training industry, which is rapidly moving in their direction of online delivery. Another example of outstanding management executing well is RadioShack. This specialty retailer of consumer electronics (e.g., wireless communications, electronic parts, batteries, accessories and other digital technology products) was struggling before new management took over the helm a few years ago. Management has imposed greater financial discipline, reining in expansion efforts and focusing on the profitability and productivity of RadioShack's existing stores. The strategy is paying off handsomely, in the form of higher free cash flow and enhanced return on invested capital.

Only one stock, Investment Technology Group, Inc. ("ITG") significantly detracted from performance for the year. ITG is a provider of specialized software for large-volume securities traders. While we continue to believe in the quality of the company's management, it is fair to say that we overestimated the strength of trading volumes and underestimated the intensity of competition in the industry. Realizing that ITG's profits were deteriorating, we sold the stock early in the year.

Christopher J. Bonavico
Kenneth F. Broad
Co-Portfolio Managers
Transamerica Investment Management, LLC

                                     PART B
                      AEGON/Transamerica Series Fund, Inc.


                       Statement of Additional Information
                                  April __ 2004




Acquisition of the Assets and Liabilities of                      By and in Exchange for Shares of
PBHG Mid Cap Value (the "Acquired Fund")                          Transamerica Growth Opportunities (the "Acquiring Fund")
570 Carillon Parkway, St. Petersburg, Florida 33716               570 Carillon Parkway, St. Petersburg, Florida 33716

This Statement of Additional Information is available to the Policyowners of Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of Acquired Fund will be transferred to Acquiring Fund in exchange for shares of Acquiring Fund.

This Statement of Additional Information of Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for AEGON/Transamerica Series Fund, Inc. dated May 1, 2003.

2. The Financial Statements of Acquired Fund and Acquiring Fund as included in the ATSF Annual Report for the year ended December 31, 2003, Registration No. 033-00507 (Annual Report filed on Form N-CSR on _______).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April __ 2004 relating to the reorganization of Acquired Fund may be obtained, without charge, by writing to AEGON/Transamerica Series Fund, Inc. at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (800) 581-9777. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)



                                                                             Transamerica Growth
                                                   PBHG Mid Cap Growth         Opportunities             Pro Forma Fund
                                                 -----------------------   -----------------------   -----------------------
                                                   Shares       Value       Shares        Value        Shares       Value
                                                 ----------   ----------   ----------   ----------   ----------   ----------

COMMON STOCKS

   Apparel & Accessory Stores

Chico's FAS, Inc. (a) (b)                            57,200    $ 2,114             --   $       --       57,200   $    2,114
Hot Topic, Inc. (a)                                  43,100      1,270             --           --       43,100        1,270
Pacific Sunwear of California, Inc. (a)              35,250        744             --           --       35,250          744
Ross Stores, Inc. (b)                                44,000      1,163             --           --       44,000        1,163

   Automotive

Gentex Corporation (b)                                   --         --        260,000       11,482      260,000       11,482

   Automotive Dealers &  Service Stations

O'Reilly Automotive, Inc. (a)                        39,000      1,496             --           --       39,000        1,496

   Business Credit Institutions

Financial Federal Corporation (a)                        --         --        315,000        9,623      315,000        9,623

   Business Services

Ask Jeeves, Inc. (a) (b)                             43,000        779             --           --       43,000          779
Moody's Corporation                                      --         --        120,000        7,266      120,000        7,266

   Communication

Global Payments Inc.                                     --         --        185,000        8,717      185,000        8,717
XM Satellite Radio Holdings Inc. (a) (b)                 --         --        290,000        7,644      290,000        7,644

   Communications Equipment

ADTRAN, Inc.                                         44,000      1,364             --           --       44,000        1,364

   Computer & Data Processing Services

Adobe Systems Incorporated                           35,900      1,411             --           --       35,900        1,411
Anteon International Corporation (a)                 38,500      1,388             --           --       38,500        1,388
BARRA, Inc.                                              --         --        121,000        4,294      121,000        4,294
CACI International Inc. - Class A (a)                30,500      1,483             --           --       30,500        1,483
Citrix Systems, Inc. (a)                             39,000        827             --           --       39,000          827
Cognizant Technology Solutions Corporation (a)       61,500      2,807             --           --       61,500        2,807
Cognos Incorporated (a)                              79,500      2,434             --           --       79,500        2,434
GTECH Holdings Corporation                               --         --        250,000       12,373      250,000       12,373
Network Associates, Inc. (a)                         61,000        917             --           --       61,000          917
PeopleSoft, Inc. (a)                                142,200      3,242             --           --      142,200        3,242
Siebel Systems, Inc. (a)                            111,500      1,547             --           --      111,500        1,547
SkillSoft PLC - ADR (a)                                  --         --      1,683,400       14,561    1,683,400       14,561
Sonus Networks, Inc. (a)                            104,300        789             --           --      104,300          789
Symantec Corporation (a) (b)                        123,000      4,262             --           --      123,000        4,262

   Computer & Office Equipment

Emulex Corporation (a) (b)                           74,700      1,993             --           --       74,700        1,993
Foundry Networks, Inc. (a)                           84,000      2,298             --           --       84,000        2,298
Juniper Networks, Inc. (a) (b)                       60,500      1,130             --           --       60,500        1,130
Network Appliance, Inc. (a) (b)                      84,000      1,725             --           --       84,000        1,725
Polycom, Inc. (a)                                    23,000        449             --           --       23,000          449
SanDisk Corporation (a)                              10,600        648             --           --       10,600          648
Symbol Technologies, Inc.                            20,900        353             --           --       20,900          353

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                                                  Transamerica Growth
                                                        PBHG Mid Cap Growth          Opportunities            Pro Forma Fund
                                                      -----------------------   -----------------------   -----------------------
                                                        Shares       Value        Shares       Value        Shares       Value
                                                      ----------   ----------   ----------   ----------   ----------   ----------

   Construction

Chicago Bridge & Iron Company NV - NY Shares              44,000     $  1,272           --   $       --       44,000   $    1,272
Jacobs Engineering Group Inc. (a)                         10,000          480           --           --       10,000          480

   Drug Stores & Proprietary Stores

Omnicare, Inc.                                            54,500        2,201           --           --       54,500        2,201

   Educational Services

Apollo Group, Inc. - Class A (a)                          11,250          765           --           --       11,250          765
Career Education Corporation (a)                          64,634        2,590           --           --       64,634        2,590
Corinthian Colleges, Inc. (a)                             44,838        2,491           --           --       44,838        2,491
DeVRY Inc. (a) (b)                                            --           --      423,400       10,640      423,400       10,640
University of Phoenix Online (a)                          30,100        2,075           --           --       30,100        2,075

   Electronic Components & Accessories

Broadcom Corporation - Class A (a) (b)                    82,300        2,806           --           --       82,300        2,806
Cypress Semiconductor Corporation (a) (b)                 73,500        1,570           --           --       73,500        1,570
Intersil Corporation - Class A                            32,400          805           --           --       32,400          805
Jabil Circuit, Inc. (a)                                   56,700        1,605           --           --       56,700        1,605
Linear Technology Corporation                             37,800        1,590           --           --       37,800        1,590
Marvell Technology Group Ltd. (a)                         77,300        2,932           --           --       77,300        2,932
Microchip Technology Incorporated                         58,500        1,952           --           --       58,500        1,952
OmniVision Technologies, Inc. (a) (b)                     22,500        1,243           --           --       22,500        1,243
QLogic Corporation (a) (b)                                57,100        2,946           --           --       57,100        2,946
Silicon Laboratories Inc. (a) (b)                         38,500        1,664           --           --       38,500        1,664
Vishay Intertechnology, Inc. (a) (b)                      74,500        1,706           --           --       74,500        1,706

   Electronic & Other Electric Equipment

Gemstar-TV Guide International, Inc. (a)                      --           --    1,400,000        7,070    1,400,000        7,070

   Environmental Services

Stericycle, Inc. (a) (b)                                  33,400        1,560           --           --       33,400        1,560

   Furniture & Home Furnishings Stores

Cost Plus, Inc. (a)                                       14,900          611           --           --       14,900          611
Williams-Sonoma, Inc. (a) (b)                             44,500        1,547           --           --       44,500        1,547

   Health Services

Caremark Rx, Inc. (a) (b)                                 26,400          669           --           --       26,400          669
Lincare Holdings Inc. (a)                                 25,800          775           --           --       25,800          775
Odyssey HealthCare, Inc. (a) (b)                          51,375        1,503           --           --       51,375        1,503
Select Medical Corporation                                81,000        1,319           --           --       81,000        1,319

   Industrial Machinery & Equipment

Graco Inc.                                                    --           --       90,800        3,641       90,800        3,641
Lam Research Corporation (a) (b)                          63,700        2,058           --           --       63,700        2,058
Varian Semiconductor Equipment Associates, Inc. (a)       37,500        1,638           --           --       37,500        1,638
Zebra Technologies Corporation - Class A (a)              42,600        2,827           --           --       42,600        2,827

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                                                 Transamerica Growth
                                                       PBHG Mid Cap Growth          Opportunities             Pro Forma Fund
                                                     -----------------------   -----------------------   -----------------------
                                                        Shares      Value        Shares       Value        Shares       Value
                                                     ----------   ----------   ----------   ----------   ----------   ----------

   Instruments & Related Products

Avid Technology, Inc. (a)                                32,500      $ 1,560           --   $       --       32,500   $    1,560
Cognex Corporation                                       44,500        1,257           --           --       44,500        1,257

   Insurance

AMERIGROUP Corporation (a)                               13,300          567           --           --       13,300          567
Everest Re Group, Ltd.                                    5,600          474           --           --        5,600          474

   Leather & Leather Products

Coach, Inc. (a)                                          70,000        2,642           --           --       70,000        2,642

   Management Services

Corporate Executive Board Company (The) (a)              71,500        3,337           --           --       71,500        3,337
ServiceMaster Company (The) (b)                              --           --    1,020,000       11,883    1,020,000       11,883

   Medical Instruments & Supplies

DENTSPLY International Inc.                              32,900        1,486           --           --       32,900        1,486
ResMed Inc. (a)                                          34,300        1,425           --           --       34,300        1,425
Respironics, Inc. (a)                                    18,600          839           --           --       18,600          839
St. Jude Medical, Inc. (a)                               12,000          736           --           --       12,000          736
Varian Medical Systems, Inc. (a)                         40,500        2,799           --           --       40,500        2,799

   Oil & Gas Extraction

EOG Resources, Inc.                                          --           --      250,000       11,543      250,000       11,543

   Paper & Allied Products

Pactiv Corporation (a)                                       --           --      210,000        5,019      210,000        5,019

   Paperboard Containers & Boxes

Packaging Corporation of America                             --           --      530,900       11,605      530,900       11,605

   Personal Services

Weight Watchers International, Inc. (a) (b)                  --           --      320,000       12,278      320,000       12,278

   Pharmaceuticals

AmerisourceBergen Corporation (b)                        11,200          629           --           --       11,200          629
Celgene Corporation (a)                                  41,500        1,868           --           --       41,500        1,868
Integra LifeSciences Holdings Corporation (a)            12,500          358           --           --       12,500          358
Invitrogen Corporation (a) (b)                           37,200        2,604           --           --       37,200        2,604
Martek Biosciences Corp. (a) (b)                         10,500          682           --           --       10,500          682
Medicines Company (The) (a) (b)                          18,000          530           --           --       18,000          530
Taro Pharmaceutical Industries Ltd. (a)                  27,000        1,742           --           --       27,000        1,742
Techne Corporation (a) (b)                               32,500        1,228      330,000       12,467      362,500       13,695

   Radio & Television Broadcasting

Univision Communications Inc. - Class A (a)               9,000          357           --           --        9,000          357

   Radio, Television & Computer Stores

RadioShack Corporation                                       --           --      360,000       11,046      360,000       11,046

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)


                                                                                 Transamerica Growth
                                                       PBHG Mid Cap Growth          Opportunities             Pro Forma Fund
                                                     -----------------------   -----------------------   -----------------------
                                                       Shares       Value       Shares        Value        Shares       Value
                                                     ----------   ----------   ----------   ----------   ----------   ----------
   Research & Testing Services

Affymetrix, Inc. (a) (b)                                 43,000      $ 1,058           --   $       --       43,000   $    1,058
Gen-Probe Incorporated (a)                               15,800          576           --           --       15,800          576

   Restaurants

Applebee's International, Inc.                           36,500        1,433           --           --       36,500        1,433
Cheesecake Factory Incorporated (The) (a)                28,600        1,259           --           --       28,600        1,259
IHOP Corp.                                                   --           --      257,200        9,897      257,200        9,897

   Retail Trade

Barnes & Noble, Inc. (a)                                 36,100        1,186           --           --       36,100        1,186
CDW Corporation (b)                                      35,000        2,022           --           --       35,000        2,022
PETCO Animal Supplies, Inc. (a)                          41,000        1,248           --           --       41,000        1,248
PETsMART, Inc.                                           44,500        1,059           --           --       44,500        1,059
Schein (Henry), Inc. (a)                                 25,000        1,690           --           --       25,000        1,690
Staples, Inc. (a)                                        45,500        1,242           --           --       45,500        1,242
Tiffany & Co.                                            39,500        1,785           --           --       39,500        1,785

   Savings Institutions

New York Community Bancorp, Inc. (b)                     85,766        3,263           --           --       85,766        3,263

   Security & Commodity Brokers

BlackRock, Inc.                                              --           --      181,000        9,613      181,000        9,613

   Transportation & Public Utilities

C.H. Robinson Worldwide, Inc.                                --           --      310,000       11,752      310,000       11,752
Expeditors International of Washington, Inc.                 --           --      315,000       11,863      315,000       11,863

   Variety Stores

Family Dollar Stores, Inc.                               25,900          929           --           --       25,900          929

   Water Transportation

Royal Caribbean Cruises Ltd.                             12,400          431           --           --       12,400          431

   Wholesale Trade Nondurable Goods

Tractor Supply Company (a)                               35,300        1,373           --           --       35,300        1,373

TOTAL COMMON STOCKS
                                                                  ----------                ----------                ----------
(COST: $277,343)                                                     133,507                   216,277                   349,784
                                                                  ----------                ----------                ----------

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                  Transamerica Growth
                                                         PBHG Mid Cap Growth          Opportunities             Pro Forma Fund
                                                        -----------------------   -----------------------   -----------------------
                                                         Principal     Value      Principal      Value      Principal      Value
                                                        ----------   ----------   ----------   ----------   ----------   ----------

SHORT-TERM OBLIGATIONS


       Investor's Bank & Trust Company (d)
          0.72%, Repurchase Agreement dated
          12/31/2003 to be repurchased at
          $10,727 on 01/02/2004                         $   10,727   $   10,727   $       --   $       --   $   10,727   $   10,727

       TOTAL SHORT-TERM OBLIGATIONS                                  ----------                ----------                ----------
       (COST:$10,727)                                                    10,727                        --                    10,727
                                                                     ----------                ----------                ----------

SECURITY LENDING COLLATERAL

          DEBT

          Bank Notes

       Credit Suisse First Boston (USA), Inc.
          1.14%, due 09/08/2004                                162          162          121          121          283          283
       Fleet National Bank
          1.00%, due 01/21/2004                                607          607          455          455        1,062        1,062
       National Bank of Commerce
          1.19%, due 04/21/2004                                506          506          379          379          885          885

          Commercial Paper

       Compass Securitization - 144A
          1.08%, due 01/22/2004                                304          304          227          227          531          531
       Delaware Funding Corporation
          1.08%, due 01/07/2004                                202          202          151          151          353          353
       Falcon Asset Securitization Corporation - 144A
          1.09%, due 01/08/2004                                304          304          227          227          531          531
          1.09%, due 01/13/2004                                202          202          152          152          354          354
          1.08%, due 02/05/2004                                404          404          303          303          707          707
       General Electric Capital Corporation
          1.09%, due 01/08/2004                                505          505          378          378          883          883
          1.09%, due 01/09/2004                                304          304          227          227          531          531
          1.08%, due 01/16/2004                                403          403          302          302          705          705
       Govco Incorporated - 144A
          1.07%, due 02/05/2004                                506          506          379          379          885          885
       Greyhawk Funding LLC - 144A
          1.09%, due 01/29/2004                                505          505          378          378          883          883
          1.09%, due 02/06/2004                                505          505          378          378          883          883
          1.10%, due 02/09/2004                                295          295          221          221          516          516
       Jupiter Securitization Corporation - 144A
          1.08%, due 02/02/2004                                505          505          378          378          883          883
       Liberty Street Funding Company - 144A
          1.08%, due 01/20/2004                                304          304          227          227          531          531
       Preferred Receivables Funding - 144A
          1.09%, due 01/16/2004                                587          587          439          439        1,026        1,026
          1.08%, due 02/17/2004                              1,011        1,011          757          757        1,768        1,768
       Sheffield Receivables - 144A
          1.09%, due 01/21/2004                                202          202          152          152          354          354

          Euro Dollar Overnight

       BNP Paribas SA
          0.97%, due 01/07/2004                              1,012        1,012          758          758        1,770        1,770
       Credit Agricole Indosuez
          0.98%, due 01/02/2004                                 40           40           30           30           70           70
          1.08%, due 01/06/2004                                385          385          288          288          673          673

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                  Transamerica Growth
                                                         PBHG Mid Cap Growth          Opportunities             Pro Forma Fund
                                                        -----------------------   -----------------------   -----------------------
                                                         Principal     Value      Principal      Value      Principal      Value
                                                        ----------   ----------   ----------   ----------   ----------   ----------


          Euro Dollar Terms

       Bank of Montreal
          1.06%, due 01/15/2004                         $      198   $      198   $      148   $      148   $      346   $      346
          1.06%, due 02/17/2004                                405          405          303          303          708          708
       Bank of Scotland
          1.06%, due 04/02/2004                                304          304          227          227          531          531
       Citigroup Inc.
          1.10%, due 01/22/2004                                304          304          227          227          531          531
          1.09%, due 02/06/2004                                405          405          303          303          708          708
       Credit Agricole Indosuez
          1.08%, due 01/28/2004                                202          202          152          152          354          354
       Den Danske Bank
          1.08%, due 01/20/2004                              1,012        1,012          758          758        1,770        1,770
          1.02%, due 01/30/2004                                506          506          379          379          885          885
       Royal Bank of Canada
          1.05%, due 02/27/2004                              1,012        1,012          758          758        1,770        1,770
       Royal Bank of Scotland Group PLC (The)
          1.08%, due 01/09/2004                                607          607          455          455        1,062        1,062
          1.08%, due 01/15/2004                                202          202          152          152          354          354
          1.08%, due 01/20/2004                                101          101           76           76          177          177
       Svenska Handelsbanken AB
          1.09%, due 01/15/2004                                101          101           76           76          177          177
       Toronto-Dominion Bank (The)
          1.10%, due 01/08/2004                                607          607          455          455        1,062        1,062
       Wells Fargo & Company
          1.04%, due 01/30/2004                                810          810          606          606        1,416        1,416

          Master Notes

       Bear Stearns Companies Inc. (The)
          1.14%, due 06/10/2004                                405          405          303          303          708          708
          1.14%, due 09/08/2004                                607          607          455          455        1,062        1,062
       Morgan Stanley
          1.05%, due 06/21/2004                                972          972          728          728        1,700        1,700

          Medium Term Notes

       Goldman Sachs Group, Inc. (The)
          1.02%, due 03/23/2004                              1,013        1,013          759          759        1,772        1,772
       Liberty Lighthouse Funding - 144A
          1.14%, due 01/15/2004                                304          304          227          227          531          531

          Repurchase Agreements (c)

       Credit Suisse First Boston (USA), Inc.
          1.04% Repurchase Agreement dated
          12/31/2003 to be repurchased at $4,144
          on 01/02/2004                                      2,370        2,370        1,774        1,774        4,144        4,144
       Merrill Lynch & Co., Inc.
          1.04% Repurchase Agreement dated
          12/31/2003 to be repurchased at $5,631
          on 01/02/2004                                      3,220        3,220        2,411        2,411        5,631        5,631
       Morgan Stanley
          1.11% Repurchase Agreement dated
          12/31/2003 to be repurchased at $3,365
          on 01/02/2004                                      1,925        1,925        1,440        1,440        3,365        3,365

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                 Transamerica Growth
                                                        PBHG Mid Cap Growth          Opportunities             Pro Forma Fund
                                                       -----------------------   -----------------------   -----------------------
                                                         Shares       Value        Shares       Value        Shares       Value
                                                       ----------   ----------   ----------   ----------   ----------   ----------

          INVESTMENT COMPANIES
          Money Market Funds

       American AAdvantage Select Fund
          1-day yield of 1.00%                           496,615    $      497      371,816   $      372       868,431   $      869
       Merrill Lynch Premier Institutional Fund
          1-day yield of 1.04%                         1,212,522         1,213      907,816          908     2,120,338        2,121
       Merrimac Cash Series Fund - Premium Class
          1-day yield of 0.98%                         5,272,449         5,272    3,947,483        3,947     9,219,932        9,219

       TOTAL SECURITY LENDING COLLATERAL                            ----------                ----------                 ----------
        (COST: $60,040)                                                 34,334                    25,706                     60,040
                                                                    ----------                ----------                 ----------
       TOTAL INVESTMENT SECURITIES
        (COST: $348,110)                                            $  178,568                $  241,983                 $  420,551
                                                                    ==========                ==========                 ==========

SUMMARY:
       INVESTMENTS, AT VALUE                               123.2%   $  178,568         99.6%  $  241,983         108.4%     420,551
       OTHER ASSETS/LIABILITIES                            (23.2)%     (33,636)         0.4%       1,069          (8.4)%    (32,567)
                                                      ----------    ----------   ----------   ----------  ------------   ----------
       NET ASSETS                                          100.0%   $  144,932        100.0%     243,052         100.0%     387,984
                                                      ==========    ==========   ==========   ==========  ============   ==========





NOTES TO SCHEDULE OF INVESTMENTS:

(a)    No dividends were paid during the preceding twelve months.

(b)    At December 31, 2003, all or a portion of this security is on loan (see
       Note 1). The value at December 31, 2003, of all securities on loan is $58,123.

(c) Cash collateral for the Repurchase Agreements, valued at $ 13,399, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 04/01/2004 - 03/01/2043, respectively.

(d) At December 31, 2003, repurchase agreements are collateralized by $37,413 Fannie Mae ARM - 654444 (5.544%, due 07/01/2032) with a market value and accrued interest of $ 11,263.

DEFINITIONS:

ADR       American Depositary Receipt

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally qualified institutional buyers.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2003
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)



                                                                       PBHG        Transamerica                       Consolidated
                                                                      Mid Cap        Growth                            Pro Forma
                                                                      Growth      Opportunities     Adjustments          Fund
                                                                    ------------  -------------    ------------       ------------
ASSETS:

    Investment securities, at value (cost: $348,110)
       (including $58,123 of securities loaned)                     $    178,568   $    241,983    $         --       $    420,551
    Cash                                                                      52         29,995              --             30,047
    Receivables:
         Investment securities sold                                        1,157            107              --              1,264
         Interest                                                              1              7              --                  8
         Dividends                                                            10            249              --                259
    Other                                                                     29             22              --                 51
                                                                    ------------   ------------    ------------       ------------

                                                                         179,817        272,363              --            452,180
                                                                    ------------   ------------    ------------       ------------


LIABILITIES:

    Investment securities purchased                                          388          3,396              --              3,784
    Accounts payable and accrued liabilities:
         Management and advisory fees                                        115            185              --                300
         Due to advisor                                                        9             --              --                  9
    Payable for securities on loan                                        34,334         25,706              --             60,040
    Other                                                                     39             24              --                 63
                                                                    ------------   ------------    ------------       ------------

                                                                          34,885         29,311              --             64,196
                                                                    ------------   ------------    ------------       ------------

NET ASSETS                                                          $    144,932   $    243,052    $         --       $    387,984
                                                                    ============   ============    ============       ============


NET ASSETS CONSIST OF:

    Capital stock, 100,000 shares authorized ($ .01 par value)      $        164   $        193    $        (49)(a)   $        308
    Additional paid-in capital                                           311,741        194,410              49 (a)        506,200
    Undistributed net investment income (loss)                                --             --              --                 --
    Accumulated net realized gain (loss) from
         investment securities                                          (189,377)        (1,588)             --           (190,965)
    Net unrealized appreciation (depreciation) on
         investment securities                                            22,404         50,037              --             72,441
                                                                    ------------   ------------    ------------       ------------

NET ASSETS                                                          $    144,932   $    243,052    $         --       $    387,984
                                                                    ============   ============    ============       ============

SHARES OUTSTANDING:
     Initial Class                                                        16,327         19,294          (4,836)(a)         30,785
     Service Class                                                            56             49             (16)(a)             89

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
     Initial Class                                                  $       8.85   $      12.57              --       $      12.57
     Service Class                                                          8.83          12.54              --              12.54


Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA GROWTH OPPORTUNITIES PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)



                                                                   PBHG         Transamerica                         Consolidated
                                                                  Mid Cap          Growth                             Pro Forma
                                                                  Growth        Opportunities     Adjustments            Fund
                                                               -------------    -------------    -------------       -------------
   INVESTMENT INCOME:

       Interest                                                $          31    $          86    $          --       $         117
       Dividends                                                         167            1,165               --               1,332
       Income from loaned securities - net                                55               38               --                  93
            Less withholding taxes on foreign dividends                   (1)              --               --                  (1)
                                                               -------------    -------------    -------------       -------------
                                                                         252            1,289               --               1,541
                                                               -------------    -------------    -------------       -------------


   EXPENSES:

       Management and advisory fees                                    1,084            1,484             (139)(b)           2,429
       Transfer agent fees                                                 2                2               --                   4
       Printing and shareholder reports                                   67               22               --                  89
       Custody fees                                                       26               20              (14)(c)              32
       Administration fees                                                20               20              (20)(d)              20
       Legal fees                                                          2                2               --                   4
       Auditing and accounting fees                                       10               12              (10)(e)              12
       Directors fees                                                      4                6               --                  10
       Recaptured expenses                                                 9               --               --                   9
       Other                                                               2                3               --                   5
       Distribution and service fees:
         Initial class                                                    --               --               --                  --
         Service class                                                    --               --               --                  --
                                                               -------------    -------------    -------------       -------------
           Total Expenses                                              1,226            1,571             (183)              2,614
                                                               -------------    -------------    -------------       -------------


NET INVESTMENT INCOME (LOSS)                                            (974)            (282)             183              (1,073)
                                                               -------------    -------------    -------------       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
     Realized gain (loss) from investment securities                  11,624              208               --              11,832
     Increase (decrease) in unrealized appreciation
       (depreciation) on investment securities                        18,735           52,546               --              71,281
                                                               -------------    -------------    -------------       -------------


NET GAIN (LOSS) ON INVESTMENT SECURITIES                              30,359           52,754               --              83,113
                                                               -------------    -------------    -------------       -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                            $      29,385    $      52,472    $         183       $      82,040
                                                               =============    =============    =============       =============



Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA
GROWTH OPPORTUNITIES


PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)
(unaudited)


NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of PBHG Mid Cap Growth (the "Fund") to Transamerica Growth Opportunities (the "Acquiring Fund") in exchange for the initial and service class shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, expense structure, and sub-advisor/fund manager would all remain in tact with the combined fund. In addition, the Acquiring Fund has substantially more assets than the Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the initial and service class shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The merger would be accomplished by an acquisition of the net assets of the Fund in exchange for the initial and service class shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on December 31, 2003. The unaudited Pro Forma Statement of Operations has been prepared as though the acquisition had been effective January 1, 2003 to report operations for the twelve months ended December 31, 2003.

The accompanying Pro Forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated December 31, 2003.

NOTE 2  - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate management and advisory fees using the proposed advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)  To remove duplicate Custody fees.

(d)  To remove duplicate Administration fees.

(e)  To remove duplicate Auditing and accounting fees.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

REORGANIZATION BETWEEN PBHG MID CAP GROWTH AND TRANSAMERICA
GROWTH OPPORTUNITIES


PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At December 31, 2003
(all amounts in thousands)
(unaudited)


NOTE 3  -  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser for the Acquiring Fund. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Acquiring Fund's administrator and transfer agent. AFSG Securities Corporation ("AFSG") is the Acquiring Fund's distributor/principal underwriter. AFSG is 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. WRL and AUSA are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Acquiring Fund, and will be the subadvisor of the Pro Forma Fund.

The following Schedule reflects the percentage of the Acquiring Fund's assets owned by affiliated mutual funds (i.e. through the asset allocation funds):



                                                                   Net Assets          % of Net Assets
                                                                  ------------        -----------------

Asset Allocation - Conservative Portfolio                           $17,849                      7%
Asset Allocation - Growth Portfolio                                  28,419                      12%
Asset Allocation - Moderate Portfolio                                54,596                      22%
Asset Allocation - Moderate Growth Portfolio                         57,646                      24%
                                                                                         ----------
                                                                                                 65%
                                                                                         ==========


INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following rate:

         0.85% of ANA

If the reorganization is approved, the Acquiring Fund will pay management fees to ATFA based on ANA at the following breakpoints:

         0.85% of the first $100 million of ANA
         0.80% of the next $400 million of ANA
         0.75% of ANA over $500 million.

ATFA currently voluntarily waives its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

         1.20% Expense Limit

If total fund expenses fall below the annual expense limitation agreed to by the adviser within the succeeding three years, the Acquiring Fund may be required to pay the advisor a portion or all of the waived advisory fees.

ITEM 15. INDEMNIFICATION

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties

Article VI of the Registrant's By-Laws provides in relevant part as follows:

        Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking,
        (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

Item 16. Exhibits

(1) Articles of Incorporation and all amendments are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post Effective Amendment No. 25 as filed with the SEC on October 17, 1996.

(2) Bylaws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 25 as filed with the SEC on October 17, 1996.

(3)      Not Applicable

(4) Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)      See Exhibits 1 and 2

(6) (a) Investment Advisory Agreement incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 53 as filed with the SEC on August 16, 2002.

         (b) Sub-Advisory Agreement incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 56 as filed with the SEC on February 28, 2003.

(7) Distribution Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 36 as filed with the SEC on April 27, 1999.

(8) Directors' Deferred Compensation Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-507), Post-Effective Amendment No. 23 as filed with the SEC on April 19, 1996.

(9) Custodian Agreement with Investors Bank & Trust Company is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.

(10) (a) Plans of Distribution Plan under Rule 12b-1 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on April 27, 1999.

         (b) Expense Limitation Agreement is herein by reference to the Registrant's Registration Statement on Form N-14 (File No. 333-102678), as filed with the SEC on January 23, 2003.

(11)     Opinion of Counsel is filed herewith.

(12) Opinion and Consent of Counsel supporting tax matters and consequences (to be filed by amendment).

(13) Administrative Services Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.

(14)     Consent of Independent Certified Public Accountants is filed herewith.

(15)     Not Applicable

(16) Powers of Attorney for the Registrant are incorporated herein by reference to the Registrant's Registration Statement on Form N-14 (File No. 333-102678), as filed with the SEC on January 23, 2003.

(17)     (a) Form of Voting Instruction Form is filed herewith.

         (b) The Registrant's Annual Report, dated December 31, 2003 is incorporated herein by reference.

         (c) Prospectus for AEGON/Transamerica Series Fund, Inc. dated May 1, 2003 is incorporated herein by reference.

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Petersburg and state of Florida on the __3rd day of March, 2004.



                                     AEGON/TRANSAMERICA SERIES FUND, INC.
                                     By: /s/ John K. Carter
                                         John K. Carter
                                         Senior Vice President, Secretary and
                                         General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                                              Title                                                Date
          ---------                                              -----                                                ----
/s/ Brian C. Scott                             Director, President and Chief Executive Officer                  March 3, 2004
-------------------------------------
Brian C. Scott

/s/ Peter R. Brown                                          Director and Chairman                               March 3, 2004
-------------------------------------
Peter R. Brown*

/s/ William W. Short Jr.                                  Director and Vice Chairman                            March 3, 2004
-------------------------------------
William W. Short, Jr.*

/s/ Daniel Calabria                                                Director                                     March 3, 2004
-------------------------------------
Daniel Calabria*

/s/ Janice B. Case                                                 Director                                     March 3, 2004
-------------------------------------
Janice B. Case*

/s/ Charles C. Harris                                              Director                                     March 3, 2004
-------------------------------------
Charles C. Harris*

/s/ Leo J. Hill                                                    Director                                     March 3, 2004
------------------------------------
Leo J. Hill*

/s/ Russell A. Kimball, Jr.                                        Director                                     March 3, 2004
------------------------------------
Russell A. Kimball, Jr.*

/s/ Thomas P. O'Neill                                              Director                                     March 3, 2004
------------------------------------
Thomas P. O'Neill*


/s/ John K. Carter
------------------------------------
*/ John K. Carter
as Attorney in Fact

                                  EXHIBIT INDEX


(11)     Opinion and Consent of Counsel

(14)     Consent of Independent Certified Public Accountants

(17)     Form of Proxy Card